VFINANCE
                          MANAGEMENT SERVICES AGREEMENT

THIS MANAGEMENT SERVICES AGREEMENT ("Agreement"), effective as of the13th day of May, 2005 ("Effective Date"), is by and between vFinance, Inc., a Florida corporation ("vFinance"), with offices at 3010 N. Military Trail, Suite 300, Boca Raton, Florida 33431, and Center for Innovative Entrepreneurship, Inc., a Florida not for profit corporation, ("CIE"), with offices at P.O. Box 812252, Boca Raton, FL 33481-2252.

1. SERVICES AND ATTACHMENTS. CIE hereby engages vFinance for the purposes of rendering services such as management, administrative, technical, marketing, public relations, and web site operations and development (collectively, the "Services"), which services are more fully described in the work orders that are mutually executed and attached hereto in consecutive numbered order (the "Attachment(s)"). Duly executed Attachments may specifically modify the terms of this Agreement with respect to such Attachment, and in the event of a conflict between this Agreement and any Attachment, the terms of the Attachment shall control.

2. TERM OF AGREEMENT. The term of this Agreement is one (1) year from the Effective Date, which term shall automatically renew for consecutive one-year terms, unless either party gives the other party written notice of termination at least thirty (30) days prior to the end of the then-current term. Either party may terminate this Agreement or any relevant Attachment(s) hereunder immediately without penalty upon the other party's failure to cure a material breach within ten (10) business days after delivery of written notice thereof.

3. INVOICING AND CREDIT TERMS. Unless otherwise provided in an Attachment, vFinance will invoice CIE monthly for all Services performed in the preceding calendar month and payment is due upon receipt of invoice. In the event that CIE does not pay an invoice within (15) days after receipt, vFinance may charge interest on the overdue account balance at the rate of 1% per month.

4. OUT OF POCKET EXPENSES. vFinance will invoice CIE for all reasonable and necessary expenses (at cost) incurred by vFinance's employees and contractors relating to the performance of Services and such expenses will be included in invoices submitted by vFinance. Provided, however, CIE shall not be obligated to pay any such expenses, unless an officer of CIE has pre-approved such expenses in writing.

5. CONFIDENTIAL MATTERS. Unless authorized to do so in writing by an officer of the other party hereto, neither party nor any third party acting on its behalf, will for any reason at any time use or disclose to any person or party any confidential information including, without limitation, relating to the processes, techniques, work practices, customers, prospective customers, suppliers, vendors, business practices, strategies, marketing, third party licenses, products, proprietary information or trade secrets of the other party hereto or affiliated companies, or any other confidential information given to any of them by any officers, employees or representatives of the other party. Provided, however, the parties acknowledge that vFinance may be required to use or apply CIE's confidential information in order to properly perform Services for CIE under this Agreement. The obligation to keep information confidential will not extend to: (a) information which is or becomes a matter of public record through no fault of disclosing party; (b) information which can be shown to have been legally disclosed to the disclosing party by a third party without restrictions as to disclosure and (c) information which was known to the recipient without restriction prior to its disclosure to it by the disclosing party. Either party may disclose confidential information to its independent contractors performing services for the other party's benefit, provided that such independent contractors are bound by a written non-disclosure agreement protecting such confidential information in a manner consistent with this Agreement. Confidential information shall remain the sole property of the disclosing party or its respective licensor. In the event of a breach or threatened breach of this provision, the disclosing party shall be entitled to seek preliminary injunctive relief to prevent the use and disclosure of such confidential information, in addition to all other remedies available at law and in equity.

6. LIMITATION OF LIABILITY AND DAMAGES. vFinance's entire liability to CIE for any loss, liability or damage, including attorney's fees, for any claim arising out of or related to this Agreement, any Attachment or the Services, regardless of the form of action, will be limited to CIE's actual direct out-of-pocket expenses which are reasonably incurred by CIE and will not exceed the amount of the fees actually paid to vFinance by CIE pursuant to the applicable. IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY HERETO FOR LOST PROFITS, CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES, HOWSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT
     REGARDLESS OF THE BASIS OF THE CLAIM. Notwithstanding, the foregoing limitations of liability shall not apply to either party's misappropriation or infringement of the other party's intellectual property rights, breach of Section 5 (Confidential Matters), amounts payable to third parties pursuant to indemnification obligation under Section 10 below, or damages caused by the gross negligence or willful misconduct of such party.

7. INTELLECTUAL PROPERTY OWNERSHIP. In the event any work product (including, but not limited to, training materials, programs, software, designs, documentation, inventions, discoveries, ideas and processes) is produced by vFinance in the course of its performing the Services hereunder (the "Work Product), it is hereby agreed that such Work Product shall be deemed "work for hire" and will be owned exclusively by CIE unless otherwise mutually agreed in advance in writing. To the extent such works are not considered work-made-for-hire, vFinance hereby assigns to CIE all right, title and interest to any and all such works and Intellectual Property therein. VFinance acknowledges that it is not entitled to the payment of royalties or other forms of compensation for such works. vFinance shall assist CIE in perfecting, assigning, maintaining and protecting the intellectual property rights, including, but not limited to, the execution of all documents reasonably requested by CIE.

8.   LIMITED WARRANTIES; DISCLAIMERS

     a) vFinance represents and warrants that it will perform the Services in a professional and workmanlike manner, in accordance with industry standards, and in conformance with applicable Attachments.
     b) vFinance represents and warrants that its execution of this Agreement and performance hereunder, and under any Attachments executed pursuant to this Agreement, have been duly authorized and do not and will not conflict with or constitute a default under any agreement binding upon it.
     c) vFinance represents and warrants that vFinance, its subcontractors, agents, and independent contractors shall use reasonable efforts to comply with all material and applicable laws and regulations.

     THE FOREGOING ARE THE EXCLUSIVE WARRANTIES OF VFINANCE REGARDING ITS SERVICES AND WORK PRODUCT AND CUSTOM SOFTARE, AND VFINANCE MAKES NO OTHER WARRANTIES OR GUARANTEES TO CUSTOMER, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9. TERMINATION OF ENGAGEMENTS/RESOURCES. CIE may cancel this Agreement or any Attachment in writing upon thirty (30) business days notice to vFinance. In the event either party breaches this Agreement, or any Attachments, and fails to cure such breach within ten (10) business days after the non-breaching party provides notice thereof, the non-breaching party may immediately terminate this Agreement or otherwise the relevant Attachment(s) hereto.

10. INDEMNIFICATION. Each of the parties (in such role, the "Indemnitor") agrees to indemnify, defend and hold harmless the other party and its affiliates, and its respective shareholders, members, affiliates, officers, directors, employees, independent contractors, sponsors, agents, advisors, and their successors and assigns (collectively the "Indemnitees") from and against any and all claims, demands, suits, actions, liabilities, losses or final awards, including, but not limited to, costs, judgments, damages, final awards, and reasonable attorney's fees and expenses, resulting from any third party's claim made or suit brought against any Indemnitee resulting from: (i) any material breach by Indemnitor of its obligations, representations, warranties or covenants hereunder; (ii) any claim of infringement of intellectual property rights, but excluding any liability to the extent caused by the act or omission of any of the Indemnitees; or
     (iii) the gross negligence or willful misconduct of Indemnitor, its agents, employees or independent contractors, related to this Agreement. Indemnitor shall not settle any claim or enter into any judgment with respect to the subject matter hereof without the prior written approval of Indemnitees, which consent shall not be unreasonably withheld, or unless the settlement contains a complete and general release of the Indemnitees.

11. RELATIONSHIP OF PARTIES. The relationship between vFinance and CIE created by this Agreement is one of independent contractor and under no circumstances is any employee or contractor of vFinance to be deemed an employee of CIE. vFinance will secure and maintain adequate workers' compensation insurance in accordance with the law of the state(s) wherein vFinance will perform Services. This Agreement is non-exclusive, and nothing herein shall be construed to prohibit either party from contracting with other parties for similar services.

12. WORKING CONDITIONS. When vFinance performs Services and enters upon CIE's facilities, CIE will provide sufficient work space and related resources and CIE warrants that it will use reasonable efforts so that all workplace conditions to which vFinance's employees and contractors may be exposed will be in compliance with all material laws and regulations applicable to CIE.

13. ASSIGNMENT. Neither party may assign this Agreement and any related Attachment to this Agreement without the prior written consent of the other party. However, this Agreement and any related Attachment may be assigned without such consent by either party to the successor in interest to substantially all of the business and assets of such party or in the event of a change of control of the beneficial ownership of such party. Written notice of the assignment must be delivered to the other party prior to the date of such assignment. This Agreement shall inure to the benefit of and be binding upon each of the party's successors and assigns.

14. GOVERNING LAW; ATTORNEY'S FEES. In the event that it becomes necessary to enforce the terms of this Agreement, the validity, construction, interpretation, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of law principles thereunder. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of the federal and state courts located in and for Palm Beach County and the Southern District for Florida. The prevailing party in any action to enforce or interpret this Agreement shall be entitled to recover reasonable costs and fees in connection therewith, including reasonable attorneys' fees.

15. WAIVER. Waiver by any party of any breach of any provision of this Agreement shall not be considered as, nor constitute a continuing waiver, breach or cancellation of, any other breach of any provision of this Agreement.

16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together will constitute one and the same instrument.

17. ENTIRE AGREEMENT. This Agreement and its Attachments supersede all proposals, negotiations, or discussions heretofore had between the parties related to the subject matter. This Agreement and each Attachment constitutes the complete agreement between the parties and may not be modified or amended without the prior written consent of both parties.

18. SURVIVAL OF TERMS. The applicable terms of Sections 5-8 and 10-18 of this Agreement shall survive the termination or expiration of this Agreement.

     AGREED TO AND ACCEPTED as of the Effective Date first written above:



VFINANCE, INC.                        CENTER FOR INNOVATIVE
                                      ENTREPRENEURSHIP, INC.

By:                                   By:
   --------------------------            -----------------------------
Name:                                 Name:
     ------------------------              ---------------------------
Title:                                Title:
      -----------------------               --------------------------

                                ATTACHMENT NO. 1

                     Management and Administrative Services


Date:  4/05/05


Scope of Services: Financial reporting, accounting services, payroll administration and benefits administration.


Term: During the term of the Agreement, unless otherwise terminated earlier in accordance with the terms and conditions therein.


Fees and Costs:  $4,000 per month


Special Terms:



         AGREED TO AND ACCEPTED as of the date first written above:



VFINANCE, INC.                        CENTER FOR INNOVATIVE
                                      ENTREPRENEURSHIP, INC.

By:                                   By:
   --------------------------            -----------------------------
Name:                                 Name:
     ------------------------              ---------------------------
Title:                                Title:
      -----------------------               --------------------------

                                ATTACHMENT NO. 2

                               Technical Services


Date:  4/05/05


Scope of Services: Maintenance of Web Server, maintenance of Database Service, security, firewalls, email services, all database updates and licenses for SQL Server, maintenance of all licenses needed for Website operation. Maintenance of internal hardware, software and computer network.

Term: During the term of the Agreement, unless otherwise terminated earlier in accordance with the terms and conditions therein.


Fees and Costs: $5,000 per month


Special Terms:


         AGREED TO AND ACCEPTED as of the date first written above:



VFINANCE, INC.                        CENTER FOR INNOVATIVE
                                      ENTREPRENEURSHIP, INC.

By:                                   By:
   --------------------------            -----------------------------
Name:                                 Name:
     ------------------------              ---------------------------
Title:                                Title:
      -----------------------               --------------------------

                                ATTACHMENT NO. 3

                         Marketing and Public Relations


Date: 4/05/05


Scope of Services: Provide public relations and marketing services to build awareness of CIE and advance its mission.

     - Public Relationship services include preparation and issuance of press releases, fielding press inquiries and developing press opportunities.
     - Additional Marketing and Public Relations projects will be billed at an hourly rate for projects approved by CIE.

Term: During the term of the Agreement, unless otherwise terminated earlier in accordance with the terms and conditions therein.


Fees and Costs:

Marketing Strategy and Executive Management: $107.69 per hour
Marketing Project Management: $45.77 per hour
Public Relations Management: $45.77 per hour
Public Relations Placement:  $2,000 per month


Special Terms:


         AGREED TO AND ACCEPTED as of the date first written above:



VFINANCE, INC.                        CENTER FOR INNOVATIVE
                                      ENTREPRENEURSHIP, INC.

By:                                   By:
   --------------------------            -----------------------------
Name:                                 Name:
     ------------------------              ---------------------------
Title:                                Title:
      -----------------------               --------------------------

                                ATTACHMENT NO. 4

                       Web Site Operations and Development


Date:  4/05/05


Scope of Services: Website design, application development, reporting and maintenance. Transaction processing and service.

Term: During the term of the Agreement, unless otherwise terminated earlier in accordance with the terms and conditions therein.


Fees and Costs:  $34.63 per hour


 Special Terms:


         AGREED TO AND ACCEPTED as of the date first written above:



VFINANCE, INC.                        CENTER FOR INNOVATIVE
                                      ENTREPRENEURSHIP, INC.

By:                                   By:
   --------------------------            -----------------------------
Name:                                 Name:
     ------------------------              ---------------------------
Title:                                Title:
      -----------------------               --------------------------